Sub-Item 77Q1(a)

                                 AMENDMENT NO. 8
                         TO SECOND AMENDED AND RESTATED
                      AGREEMENT AND DECLARATION OF TRUST OF
                           AIM COUNSELOR SERIES TRUST

          This Amendment No. 8 (the "Amendment") to the Second Amended and Restated Agreement and Declaration of Trust of AIM Counselor Series Trust (the "Trust") amends, effective June 19, 2008, the Second Amended and Restated Agreement and Declaration of Trust of the Trust dated as of September 14, 2005, as amended (the "Agreement").

          Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

          WHEREAS, the Trust desires to amend the Agreement to reflect the addition of Class Y Shares;

          NOW, THEREFORE, the Agreement is hereby amended as follows:

     1. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

     2. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

     3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

     IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of June 19, 2008.


                                        By: /s/ John M. Zerr
                                            ---------------------------------
                                        Name: John M. Zerr
                                        Title: Senior Vice President

                                    EXHIBIT 1
                              TO AMENDMENT NO. 8 TO
                           SECOND AMENDED AND RESTATED
                       AGREEMENT AND DECLARATION OF TRUST
                          OF AIM COUNSELOR SERIES TRUST

                                   "SCHEDULE A
                           AIM COUNSELOR SERIES TRUST
                         PORTFOLIOS AND CLASSES THEREOF

            PORTFOLIO                CLASSES OF EACH PORTFOLIO
            ---------                -------------------------
AIM Floating Rate Fund               Class A Shares
                                     Class C Shares
                                     Class R Shares
                                     Class Y Shares
                                     Institutional Class Shares

AIM Multi-Sector Fund                Class A Shares
                                     Class B Shares
                                     Class C Shares
                                     Class Y Shares
                                     Institutional Class Shares

AIM Select Real Estate Income Fund   Class A Shares
                                     Class B Shares
                                     Class C Shares
                                     Class Y Shares
                                     Institutional Class Shares

AIM Structured Core Fund             Class A Shares
                                     Class B Shares
                                     Class C Shares
                                     Class R Shares
                                     Class Y Shares
                                     Institutional Class Shares
                                     Investor Class Shares

AIM Structured Growth Fund           Class A Shares
                                     Class B Shares
                                     Class C Shares
                                     Class R Shares
                                     Class Y Shares
                                     Institutional Class Shares

AIM Structured Value Fund            Class A Shares
                                     Class B Shares
                                     Class C Shares
                                     Class R Shares
                                     Class Y Shares
                                     Institutional Class Shares"